UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS


The following unaudited condensed combined pro forma financial statements ("the pro forma financial statements") and explanatory notes have been prepared and give effect to the merger as a recapitalization of Albion Aviation, Inc. ("Albion") with Aradyme Development Corporation ("Aradyme") as the accounting acquirer (reverse acquisition). The historical financial statements prior to the effective date of the merger will be those of Aradyme.

In accordance with Article 11 of Regulation S-X under the Securities Act, an unaudited condensed combined pro forma balance sheet (the "pro forma balance sheet") as of March 31, 2003, and unaudited condensed combined pro forma statement of income for the six months ended March 31, 2003, and the audited condensed combined pro forma statement of income for the year ended September 30, 2002 (the "pro forma statements of income"), have been prepared to reflect, for accounting purposes, the acquisition by Aradyme of Albion. For both the pro forma balance sheet and the pro forma statements of income, the average number of common shares gives effect to the exchange ratio of one share of Albion for one share of Aradyme.

The following pro forma financial statements have been prepared based upon the historical financial statements of Aradyme and Albion. The pro forma financial statements should be read in conjunction with (a) the historical consolidated financial statements and related notes thereto of Aradyme as of September 30, 2002, for the period ended September 30, 2002, included in this 8-K/A; and (b) the historical consolidated financial statements and related notes thereto of Albion as of December 31, 2002 and 2001, and for the years ended December 31, 2002, 2001, and 2000, which are noted in its 10-KSB.

The March 31, 2003, pro forma balance sheet assumes that the Albion merger was completed on March 31, 2003. The March 31, 2003, pro forma balance sheet includes the historical unaudited consolidated balance sheet data of Aradyme as of March 31, 2003, and the historical unaudited consolidated balance sheet data of Albion as of March 31, 2003. Aradyme and Albion have no intercompany activity that would require elimination in preparing the pro forma financial statements.

The pro forma statement of income for the six months ended March 31, 2003, assumes that the merger occurred on October 1, 2002, and includes the unaudited historical consolidated statement of income data of Aradyme for the six months ended March 31, 2003, and the unaudited historical consolidated statement of income data of Albion for the six months ended March 31, 2003.

The pro forma statement of income for the year-end, assumes that the Albion merger occurred on October 1, 2002, and includes the audited historical consolidated statement of income data of Aradyme for the year ended September 30, 2002, and the audited historical consolidated statement of income data of Albion for the year ended December 31, 2002.

The pro forma financial statements are provided for illustrative purposes only, and are not necessarily indicative of the operating results or financial position that would have occurred if the mergers had been consummated at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position.

ARADYME CORPORATION AND SUBSIDIARIES
UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

                                                                                                                           Pro Forma
                                                                                                                           Combined
                                        Aradyme                         Albion                          Combined            Aradyme
                                        as of                           as of                           Historical       and Albion
                                        March 31,                     March 31,          Aradyme        Pro Forma           March
31,
                                        2003                            2003           and Albion      Adjustments            2003

ASSETS

CURRENT ASSETS

        Cash    $       1,257           $       -               $       1,257           $       -               $       1,257
        Accounts receivable             19,112                  -                       19,112                  -            19,112
        Employee advances               1,654                   -                       1,654                   -             1,654
        Net assets of discontinued
         operations             -                       -                       -                       54,535    (1)       54,535

                Total Current Assets            22,023                  -                       22,023          54,535       76,558

PROPERTY AND
 EQUIPMENT, NET         154,566                 54,535                  209,101                 (54,535 ) (1)           154,566

OTHER ASSETS

        Investments in available-
         for-sale securities            17,700                  -                       17,700                  -             17,700
        Deposits and prepaid
         expenses               13,958                  -                       13,958                  -                    13,958

                Total Other Assets              31,658                  -                       31,658                  -     31,658

TOTAL ASSETS    $       208,247         $       54,535          $       262,782         $       -               $       262,782

LIABILITIES AND
        STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES

   Accounts payable        $ 64,830   $ 2,926   $67,756    $ (2,926) (1) $   64,830
        Related party payables          298,856                 45,140                  343,996         (45,140 ) (1)    298,856
        Accrued expenses                48,656                  18,804                  67,460            (18,804 ) (1)    48,656
        Deferred revenue                -                       -                       -                       -                -
        Equipment leases payable                268                     -                       268                     -        268
        Liabilities applicable to
         discontinued operation         -                       -                       -                   66,870(1)    66,870

                Total Current Liabilities               412,610                 66,870                  479,480       -     479,480

                Total Liabilities               412,610                 66,870                  479,480              -      479,480

STOCKHOLDERS' DEFICIT

        Preferred stock         12                      12                      24                      (12     ) (2)      12
        Common stock            13,135                  14,641                  27,776                  (13,135 ) (2)        14,641
        Additional paid-in capital              1,464,743                       203,979         1,668,722  (217,820) (3)  1,450,902
        Accumulated other
         comprehensive loss             (39,300 )               -                       (39,300 )               -           (39,300)
        Accumulated deficit during the
         development stage              (1,642,953      )               (230,967        )       (1,873,920)  230,967(4)  (1,642,953)

                Total Stockholders' Deficit             (204,363        )               (12,335 )        (216,698)    -   (216,698)

TOTAL LIABILITES AND
 STOCKHOLDERS' DEFICIT  $       208,247         $       54,535          $       262,782         $       -               $  262,782

(1) To reclassify assets and liabilities of Albion as discontinued operations.
(2) To eliminate the preferred stock and common stock of Aradyme as of the date of the merger.
(3) To adjust additional paid-in capital to reflect the reverse merger.
(4) To eliminate the retained deficit of Albion as of the date of the merger.

 ARADYME CORPORATION AND SUBSIDIARIES
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

                                                                                                                           Pro Forma
                                                                                                                           Combined
                                                                                                                             Aradyme
                                        Aradyme                         Albion                                           and Albion
                                        For the Six                             For the Six                             For the Six
                                        Months Ended                            Months Ended           Combined        Months Ended
                                        March 31,                               March 31,     Aradyme      Pro Forma       March 31,
                                        2003                            2003                   and Albion    Adjustments      2003

REVENUES        $       41,250          $       -               $       41,250          $       -               $       41,250

OPERATING EXPENSES

Depreciation and
 amortization           16,345                  1,875                   18,220                  (1,875  ) (1)   16,345
Rent                    27,854                  420                     28,274                  (420    ) (1)   27,854
Contract services               454,095                 -                       454,095                 -                  454,095
General and administrative              73,656                  35,232                  108,888            (35,232)(1)   73,656

                Total Operating Expenses                571,950                 37,527                  609,477  (37,527 )  571,950

LOSS FROM OPERATIONS            (530,700        )               (37,527 )               (568,227        )       37,527   (530,700)

OTHER INCOME (EXPENSE)

        Other loss              (1,993  )               -                       (1,993  )               -        (1,993)    (1,993)
        Interest expense                (17,280 )               (701    )               (17,981 )               701 (1)   (17,280)
                Total Other
                        Income (Expense)                (19,273 )               (701    )               (19,974 )   701    (19,273)

NET LOSS                (549,973        )               (38,228 )               (588,201        )               38,228    (549,973)

OTHER COMPREHENSIVE LOSS

Unrealized loss on
 available-for-sale securities          (22,300 )               -                       (22,300 )               -         (22,300)

TOTAL COMPREHENSIVE
 LOSS   $       (572,273        )       $       (38,228 )       $       (610,501        )       $       38,228          $  (572,273)

BASIC LOSS PER SHARE    $       (0.04   )       $       (0.03   )                               $       0.03            $    (0.04)

WEIGHTED AVERAGE
 SHARES OUTSTANDING             12,947,364                      1,527,000                                  1,527,000      12,947,364

(1)             To eliminate all operations of Albion Aviation, Inc.


ARADYME CORPORATION AND SUBSIDIARIES
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS


                                                               Year-end
                                        Aradyme                         Albion                                             Pro Forma
                                        For The                         For The                         Combined          Combined
                                        Year Ended                              Year Ended                     Aradyme        Pro
Forma                           Aradyme
                                        Sept. 30, 2002                   Dec. 31, 2002   and Albion      Adjustments     and Albion

REVENUES        $       30,148          $       -               $       30,148          $       -               $       30,148

OPERATING EXPENSES

Depreciation and
 amortization           31,475                  -                       31,475                  -                       31,475
Rent                    49,868                  -                       49,868                  -                       49,868
Contract services               720,658                 -                       720,658            -                       720,658
General and administrative              71,592                  18,845                  90,437             (18,845 ) (1)   71,592

                Total Operating Expenses                873,593                 18,845            892,438    (18,845 )     873,593

LOSS FROM OPERATIONS            (843,445        )               (18,845 )               (862,290        )      18,845    (843,445)

OTHER INCOME (EXPENSE)

        Other loss              -                       -                       -                       -                       -
        Interest expense                (30,755 )               (3,064  )               (33,819 )          3,064 (1)   (30,755)
        Gain on sale of assets          -                       40,075                  40,075                  (40,075 ) (1)   -

                Total Other
                        Income (Expense)                (30,755 )               37,011             6,256     (37,011 )    (30,755)

NET LOSS                (874,200        )               18,166                  (856,034        )          (18,166 )   (874,200)

OTHER COMPREHENSIVE LOSS

Unrealized loss on
 available-for-sale securities          (17,000 )               -                       (17,000 )               -           (17,000)

TOTAL COMPREHENSIVE
 LOSS   $       (891,200        )       $       18,166          $       (873,034        )       $       (18,166 )       $ (891,200)

BASIC LOSS PER SHARE    $       (0.08   )       $       0.02                                    $       (0.02   )       $   (0.08)

WEIGHTED AVERAGE
 SHARES OUTSTANDING             11,246,996                      1,059,000                                1,059,000       11,246,996

(1)             To eliminate all operations of Albion Aviation, Inc.




PF-1